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                                                                   EXHIBIT 24.1

        CONSENT OF OHRLINGS COOPERS & LYBRAND AB, INDEPENDENT AUDITORS

  We consent to the inclusion in this Registration Statement on Form S-1 (File No. 333-5495) of our report dated June 6, 1996 on our audits of the consolidated financial statements of Industri-Matematik International Corp. and subsidiaries. We also consent to the reference to our firm under the caption "Experts".

                                          Ohrlings Coopers & Lybrand AB

Stockholm, Sweden

September 16, 1996